                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20579


                            _______________________


                                  FORM 8-K/A
                                CURRENT REPORT

                              (AMENDMENT NO. 1 TO
                                   FORM 8-K)

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):  May 4, 1995



                            AMERICAN BILTRITE INC.
- -------------------------------------------------------------------------
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



Delaware                        1-4773                         04-1701350
- -------------------------------------------------------------------------
(STATE OR OTHER             (COMMISSION                     (IRS EMPLOYER
 JURISDICTION OF             FILE NUMBER)             IDENTIFICATION NO.)
 INCORPORATION)




57 River Street, Wellesley Hills, MA                                02181
- -------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)



Registrant's telephone number, including area code: (617) 237-6655



                                      N/A
- -----------------------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a) Financial Statements of Business Acquired. Financial statements of
             -----------------------------------------
             the business acquired are filed as Exhibit 99.1 hereto.

         (b) Pro Forma Financial Information. Pro forma financial information is
             -------------------------------
             filed as Exhibit 99.2 hereto.

         (c) Exhibits.
             --------

             2.1 Purchase Agreement dated as of March 31, 1995 by and among Ocean State Jewelry Inc., a Rhode Island corporation ("Ocean State"), and certain limited partners of K&M Associates L.P., a Rhode Island limited partnership ("K&M") (previously filed).

             2.2 Agreement and Plan of Merger dated as of April 1, 1995 by and among American Biltrite Inc., a Delaware corporation (the "Company"), Jewelco Acquisition Co., Inc., AIMPAR, Inc., Arthur I. Maier, Bruce Maier and Edythe J. Wagner (previously filed).

             2.3 Option Agreement dated as of April 1, 1995 by and among Ocean State and certain limited partners of K&M (previously filed).

             2.4 Agreement and Plan of Merger dated as of May 3, 1995 by and among the Company, Zirconia Acquisition Co., Inc., Wilbur A. Cowett Incorporated and Wilbur A. Cowett (previously filed).

             23.1  Written Consent of Deloitte & Touche LLP (filed herewith).

             99.1  Financial Statements of Business Acquired (filed herewith).

             99.2  Pro Forma Financial Information (filed herewith).

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  AMERICAN BILTRITE INC.
                                                  ----------------------
                                                  (Registrant)


                                                  By: /s/ Gilbert K. Gailius
                                                      ----------------------
                                                      Gilbert K. Gailius
                                                      Vice President, Finance,
                                                        Chief Financial Officer
                                                        and Director
                                                        (principal financial
                                                        and accounting officer)


July 18, 1995
- -----------------
(Date)

                                 Exhibit Index
                                 -------------

Exhibit                                                           Page
  No.              Exhibit Description                             No.
- -------            -------------------                            ----

2.1                Purchase Agreement dated as of March
                   31, 1995 by and among Ocean State and
                   certain limited partners of K&M
                   (previously filed).

2.2                Agreement and Plan of Merger dated as
                   of April 1, 1995 by and among the
                   Company, Jewelco Acquisition Co., Inc.,
                   AIMPAR, Inc., Arthur I. Maier, Bruce
                   Maier and Edythe J. Wagner (previously
                   filed).

2.3                Option Agreement dated as of April 1,
                   1995 by and among Ocean State and
                   certain limited partners of K&M
                   (previously filed).

2.4                Agreement and Plan of Merger dated as
                   of May 3, 1995 by and among the
                   Company, Zirconia Acquisition Co.,
                   Inc., Wilbur A. Cowett Incorporated and
                   Wilbur A. Cowett (previously filed).

23.1               Written Consent of Deloitte & Touche LLP
                   (filed herewith).

99.1               Financial Statements of Business
                   Acquired (filed herewith).

99.2               Pro Forma Financial Information (filed
                   herewith).

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